(logo Great American Financial Resources)
Annuity Investors Life
Insurance Company
PO Box 5423
Cincinnati, Ohio 45201-5423
www.GAFRI.com
Shipping Address:
525 Vine Street, 7th Floor
Cincinnati, Ohio 45202
Phone 800-789-6771
Fax      513-412-3766
Dear Commodore Variable Annuity Contract Owner or Participant:
Thank you for choosing Annuity Investors Life Insurance Company® to help meet your retirement planning needs. Annuity Investors® Life is a proud member of the Great American Financial Resources®, Inc. family of companies, and we appreciate the opportunity to serve you.
The enclosed document is the June 30, 2007 Semiannual Report information for the underlying investments of your Commodore® variable annuity contract, issued by Annuity Investors Life Insurance Company. This document is reflective of your subaccount allocation as of this date.
Please note any discussion of performance within the portfolio reports may differ from performance information reported by our company. This is because performance reported by our company includes your contract’s fees and charges. Keep in mind, past performance cannot predict or guarantee future returns.
If you have any questions, please contact either your investment professional or the Annuity Investors Life Variable Annuity Service Center at (800) 789-6771. We thank you for your business and look forward to serving you in the future.
Sincerely,
Great American Financial Resources
This report is for the information of owners of, and participants in, contracts issued by Annuity Investors Life Insurance Company. It is authorized for distribution to others only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, please call (800) 789-6771.

Principal Underwriter/Distributor: Great American Advisors®, Inc., member NASD, and an affiliate of Annuity Investors Life Insurance Company, 525 Vine Street, Cincinnati, OH 45202	Our subsidiaries include:	Great American Life Insurance Company®
Annuity Investors Life Insurance Company®
Loyal American Life Insurance Company®
United Teacher Associates Insurance Company
Manhattan National Life Insurance Company

Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88302
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88300
Attachment A—List of Underlying Portfolios

1940 Act Number

AIM Variable Insurance Funds		811-07452
•	AIM V.I. Capital Development Fund—Series II Shares
•	AIM V.I. Core Equity Fund—Series I Shares
•	AIM V.I. Financial Services Fund—Series I Shares
•	AIM V.I. Global Health Care Fund—Series I Shares
•	AIM V.I. Government Securities Fund—Series II Shares
•	AIM V.I. Mid Cap Core Equity Fund—Series II Shares
•	AIM V.I. Small Cap Growth Fund—Series I Shares
•	AIM V.I. Utilities Fund—Series II

American Century® Variable Portfolios, Inc.		811-05188
•	American Century VP Large Company Value Fund—Class II
•	American Century VP Mid Cap Value Fund—Class II
•	American Century VP Ultra® Fund—Class II
•	American Century VP VistaSM Fund—Class I

Calamos		811-09237
•	Calamos Growth and Income Portfolio

Davis		811-09293
•	Davis Value Portfolio

Dreyfus Investment Portfolios		811-08673
•	Dreyfus IP MidCap Stock Portfolio—Service Shares
•	Dreyfus IP Technology Growth Portfolio—Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—Service Shares		811-07044

Dreyfus Stock Index Fund, Inc.—Service Shares		811-05719

Dreyfus Variable Investment Fund		811-05125
•	Dreyfus VIF Appreciation Portfolio—Service Shares
•	Dreyfus VIF Money Market Portfolio

Franklin Templeton		811-05583
•	Templeton Foreign Securities Fund—Class 2

Ibbotson		811-21987
•	Ibbotson Balanced ETF Asset Allocation Portfolio—Class II
•	Ibbotson Conservative ETF Asset Allocation Portfolio—Class II
•	Ibbotson Growth ETF Asset Allocation Portfolio—Class II
•	Ibbotson Income and Growth ETF Asset Allocation Portfolio—Class II

Janus Aspen Series		811-07736
•	Janus Aspen Series Balanced Portfolio—Service Shares
•	Janus Aspen Series International Growth Portfolio—Service Shares
•	Janus Aspen Series Large Cap Growth Portfolio—Service Shares
•	Janus Aspen Series Mid Cap Growth Portfolio—Service Shares
•	Janus Aspen Series INTECH Risk-Managed Core Portfolio—Service Shares

Neuberger Berman Advisers Management Trust		811-04255
•	Neuberger Berman AMT Fasciano Portfolio—Class S
•	Neuberger Berman AMT Guardian Portfolio—Class S

Oppenheimer Variable Account Funds		811-04108
•	Oppenheimer Balanced Fund/VA—Service Class
•	Oppenheimer Capital Appreciation Fund/VA—Service Class
•	Oppenheimer Global Securities Fund/VA—Service Class
•	Oppenheimer Main Street Fund®/VA—Service Class
•	Oppenheimer Main Street Small Cap Fund/VA—Service Class

1940 Act Number

PIMCO Variable Insurance Trust		811-08399
•	PIMCO VIT High Yield Portfolio—Administrative Class
•	PIMCO VIT Real Return Portfolio—Administrative Class
•	PIMCO VIT Total Return Portfolio—Administrative Class

Rydex Variable Trust		811-08821
•	Rydex VT Sector Rotation Fund

Van Kampen—The Universal Institutional Funds, Inc.		811-07607
•	Van Kampen UIF Core Plus Fixed Income Portfolio—Class I
•	Van Kampen UIF Mid Cap Growth Portfolio—Class I
•	Van Kampen UIF U.S. Mid Cap Value Portfolio—Class I
•	Van Kampen UIF U.S. Real Estate Portfolio—Class I
•	Van Kampen UIF Value Portfolio—Class I

Wilshire		811-07917
•	Wilshire 2010 Moderate Fund
•	Wilshire 2015 Moderate Fund
•	Wilshire 2025 Moderate Fund
•	Wilshire 2035 Moderate Fund
•	Wilshire 2045 Moderate Fund

Janus Aspen Series		811-07736
•	Janus Aspen Series Worldwide Growth Portfolio—Service Shares (closed)

Old Mutual Insurance Series Fund		811-08009
•	Old Mutual Large Cap Growth Portfolio (closed)
•	Old Mutual Mid-Cap Portfolio (closed)
•	Old Mutual Select Value Portfolio (closed)